Supplement to the
Fidelity® Select Portfolios®
Telecom and Utilities Fund
April 1, 2025
Summary Prospectus

The following information supplements information found in the "Fund Summary" section under the "Portfolio Manager(s)" heading.
Alex Boyajian (Co-Portfolio Manager) has managed the fund since 2025.
It is expected that Ms. Abernethy will transition off the fund on or about February 28, 2026.
UIF-SUSTK-0825-102 1.9911358.102	August 21, 2025